UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

Terns Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39926	98-1448275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1065 East Hillsdale Blvd., Suite 100

Foster City, California 94404

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 525-5535

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TERN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23 and February 24, 2021, the Board of Directors of Terns Pharmaceuticals, Inc. (the “Company”) approved annual performance cash bonuses for 2020 for the Company’s named executive officers as disclosed in the 2020 Summary Compensation Table below. In accordance with Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, the Company is filing this Current Report on Form 8-K to provide such additional information in its 2020 Summary Compensation Table filed with the Securities and Exchange Commission (“SEC”) in its Registration Statement on Form S-1 declared effective by the SEC on February 4, 2021 (the “Form S-1”).

2020 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Senthil Sundaram(2)	2020	208,333	150,000	(3)	13,135,650	223,437	13,717,420
Chief Executive Officer
Mark Vignola, Ph.D.(4)	2020	110,000	—		3,060,550	72,150	3,242,700
Chief Financial Officer
Erin Quirk, M.D.	2020	374,325	—		3,294,044	175,064	3,843,433
President and Chief Medical Officer

(1)

Amounts reflect the full grant date fair value of option awards granted during 2020 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. See Note 10 of the unaudited condensed consolidated financial statements included in the Form S-1 for the assumptions used in calculating these amounts.

(2)	Mr. Sundaram commenced his employment with us effective as of July 30, 2020.
(3)	Amount represents a signing and relocation bonus paid to Mr. Sundaram in connection with the commencement of his employment with us.
(4)	Dr. Vignola commenced his employment with us on September 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERNS PHARMACEUTICALS, INC.

Date: March 1, 2021	By:	/s/ Bryan Yoon
Bryan Yoon
Chief Operating Officer & General Counsel